UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021

GREENBOX POS

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

(Address of principal executive offices)

(619) 631 8261

(Registrant’s telephone number, including area code)

                                       N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GBOX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, GreenBox POS (the “Company”) held its Annual Meeting of Stockholders on November 18, 2021 (the “Annual Meeting”).

At the Annual Meeting, the stockholders of the Company voted to approve the Company’s adoption of the Greenbox POS 2021 Restricted Stock Plan (the “Stock Plan”).

A description of the material terms and conditions of the Stock Plan is provided on pages 16-17 of the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 18, 2021 (the “Proxy Statement”) and is incorporated herein by reference. The description of the Stock Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Plan, attached to this report as Exhibit 10.1, and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the stockholders of the Company voted to approve the Company’s adoption of Amended and Restated Bylaws (the “Amended and Restated Bylaws”).

On November 18, 2021, following the Annual Meeting, the Company adopted the Amended and Restated Bylaws.

Additional information regarding the Company’s Amended and Restated Bylaws, including the terms thereof, is set forth in the Proxy Statement, which information is incorporated herein by reference. Such information and the foregoing description Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the  Amended and Restated Bylaws, a copy of which is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Only stockholders of record as of the close of business on September 28, 2021 (“Record Date”), were entitled to vote at the Annual Meeting.

As of the Record Date, 43,290,370 shares of common stock (“Common Stock”) were outstanding and entitled to vote and represented one vote that could be voted on each matter that came before the Annual Meeting.

At the Annual Meeting, 32,298,894 shares of Common Stock were represented and voted, in person or by proxy, or 74.60% of the outstanding stock, constituting the presence in person or by proxy of the holders of more than one-third (33.33%) of the outstanding stock needed for a quorum at the Annual Meeting.

The stockholders considered six proposals, each of which is described in more detail in the Proxy Statement. All director nominees were duly elected and each of the other five proposals were approved.

Proposal 1: To elect seven nominees described in the Proxy Statement to the Company’s Board of Directors. The votes were cast as follows:

	For	Withheld	Broker Non-Votes
Carl Williams	25,280,340	53,960	6,964,594
Dennis James	24,965,506	368,794	6,964,594
Ezra Lainado	24,947,238	387,062	6,964,594
William Caragol	24,811,121	523,179	6,964,594
Genevieve Baer	25,293,107	41,193	6,964,594
Fredi Nisan	25,267,104	67,196	6,964,594
Ben Errez	25,003,261	331,039	6,964,594

Proposal 2: To ratify the appointment of BF Borgers CPA, P.C., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The votes were cast as follows:

For	Against	Abstain
32,046,247	208,036	44,611

Proposal 3: To vote, on an advisory (nonbinding) basis, to approve executive compensation. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
25,176,001	69,468	88,831	6,964,594

Proposal 4: To approve amendments to the Company’s Amended and Restated Articles of Incorporation. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
23,861,164	1,416,589	56,547	6,964,594

Proposal 5: To approve amendments to the Company’s Amended and Restated Bylaws. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
23,860,391	1,416,299	57,610	6,964,594

Proposal 6: To approve the adoption of the Company’s 2021 Restricted Stock Plan. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
23,725,183	1,558,127	50,990	6,964,594

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
3.1	Amended and Restated Bylaws, adopted effective November 18, 2021 (Filed herewith),
10.1	2021 Restricted Stock Plan of GreenBox POS (Filed herewith.)
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENBOX POS

Dated: November 24, 2021	By:	/s/ Ben Errez
Executive Vice President and Chairman